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Schedule 14a
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the registrant /x/
Filed by a party other than the registrant
Check the appropriate box:
/ /	Preliminary proxy statement
/x/	Definitive proxy statement
/ /	Definitive additional materials
/ /	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
PACIFICNET.COM, INC.
(Name of Registrant as specified in its Charter)
PACIFICNET.COM, INC.
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF ANNUAL MEETING
to be held on June 15, 2001

TO THE STOCKHOLDERS OF PACIFICNET.COM, INC:

    The Annual Meeting of the Stockholders of PacificNet.com, Inc., a Delaware corporation (the "Company"), will be held on Friday June 15, 2001, at 10:00 a.m. (Hong Kong Time), at the Company's Asian headquarters located at 15th Floor, 3 Lockhart Road, Wanchai, Hong Kong, for the following purposes:

  1.
  To elect a Board of Directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

  2.
  To ratify the appointment of Arthur Andersen & Co. as our independent auditors for the fiscal year ending December 31, 2001.

  3.
  To transact such other business as may properly come before the meeting.

    Stockholders of record at the close of business on April 23, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

    Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting. A copy of the Annual Report on Form 10-KSB for the year ended December 31, 2000 also accompanies this Notice.

YOUR VOTE IS IMPORTANT. YOU ARE REQUESTED TO CAREFULLY READ THE PROXY STATEMENT. PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

                      By Order of the Board of Directors,

                      /s/ Heung Sang Fong

                      Heung Sang Fong
                      Secretary

Bloomington, MN
Dated: April 26, 2001

PACIFICNET.COM, INC.

PROXY STATEMENT
for
Annual Meeting of Stockholders
to be held on June 15, 2001

INTRODUCTION

    Your proxy is solicited by the Board of Directors of PacificNet.com, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on Friday June 15, 2001, at 10:00 a.m. (Hong Kong Time), at the Company's Hong Kong headquarters located at 15th Floor, 3 Lockhart Road, Wanchai, Hong Kong, and at any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the Notice of Annual Meeting.

    The mailing address of the offices of the Company is 29th Floor, 3 Lockhart Road, Wanchai, Hong Kong. The Company expects that the Notice of Annual Meeting, Proxy Statement, form of proxy, and Annual Report on Form 10-KSB will first be mailed to stockholders on or about May 7, 2001.

GENERAL INFORMATION ABOUT VOTING

Who can vote?

    You can vote your shares of common stock if our records show that you owned the shares on April 23, 2001. A total of 7,937,342 shares of common stock can vote at the Annual Meeting. You get one vote for each share of common stock. The enclosed proxy card shows the number of shares you can vote.

How do I vote by proxy?

    Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the Annual Meeting. Sign and date the proxy card to vote on each proposal to be considered at the Annual Meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope.

    Any stockholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting by giving written notice of such revocation to the Secretary of the Company. The enclosed proxy, when properly signed and returned to the Company, will be voted by the proxy holders at the Annual Meeting as directed by the proxy. Proxies which are signed by stockholders but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Annual Meeting.

What if other matters come up at the Annual Meeting?

    The matters described in this proxy statement are the only matters we know will be voted on at the Annual Meeting. If other matters are properly presented at the meeting, the proxyholders will vote your shares as they see fit.

Can I change my vote after I return my proxy card?

    Yes. At any time before the vote on a proposal, you can change your vote either by giving our secretary a written notice revoking your proxy card or by signing, dating, and returning to us a new proxy card. We will honor the proxy card with the latest date.

Can I vote in person at the Annual Meeting rather than by completing the proxy card?

    Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the annual meeting and vote your shares in person.

How are votes counted?

    We will hold the Annual Meeting if holders of a majority of the shares of common stock entitled to vote either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

    If your shares are held in the name of a nominee, and you do not tell the nominee by June 5, 2000 how to vote your shares (so-called "broker nonvotes"), the nominee can vote them as it sees fit only on matters that are determined to be routine, and not on any other proposal. Broker nonvotes will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any nonroutine proposal.

Who pays for this proxy solicitation?

    We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this.

OUTSTANDING SHARES AND VOTING RIGHTS

    Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof are stockholders of record at the close of business on April 23, 2001. Persons who are not stockholders of record on such date will not be allowed to vote at the Annual Meeting. At the close of business on December 31, 2000, there were 7,937,342 shares of common stock, par value $0.0001 per share ("Common Stock") issued and outstanding. The Company has issued no other voting securities as of April 23, 2001. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. Holders of Common Stock are not entitled to cumulate their votes for the election of directors.

SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN BENEFICIAL OWNERS

    The following table sets forth the number of shares of the Company's Common Stock beneficially owned by (i) each director and nominee for election to the Board of Directors of the Company; (ii) each of the named executive officers in the Summary Compensation Table; (iii) all directors and executive officers as a group; and (iv) to the best of the Company's knowledge, all beneficial owners of more than 5% of the outstanding shares of the Company's Common Stock as of April 23, 2001. Unless

otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

Name and Address	Amount and Nature of Beneficial Ownership (Number of Shares)(1)	Percent of Class
B2B Ltd.(2)	2,413,890	30.4%
Fortune E-Commerce Ltd.(3)	796,583	10.0%
Oei Hong Leong(4)	693,995	8.7%
APP China Group Limited(5)	603,472	7.6%
Tony Tong(6)	506,917	6.4%
Sino Mart Management Ltd.(7)	482,778	6.1%
Green Plant, Inc.(8)	440,535	5.6%
Richard Hui(9)	181,042	2.3%
Sally Lee(9)(10)	75,434	1.0%
All directors and officers as a group(11)	3,177,283	40.0%

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the shares shown. Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the stockholders named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Unless otherwise indicated, the address of each person is c/o PacificNet.com, Inc., 7808 Creekridge Circle, Suite 101, Bloomington, MN 55439.

(2)
The address of B2B Ltd. is 8th Floor, Paul Y Centre, 51 Hung To Road, Kwun Tong, Kowloon, Hong Kong.

(3)
The address of Fortune E-Commerce Ltd, is Room 1502-7, 15/F Tower A. Regent Centre, 63 Wo Yi Hop Road, Kwai Chung, N.T., Hong Kong.

(4)
The address of Mr. Oei Hong Leong is c/o B2B Ltd., 8th Floor, Paul Y Centre, 51 Hung To Road, Kwun Tong, Kowloon, Hong Kong.

(5)
The address of APP China Group Limited is 23/F Financial Square, 333 Jou Jiang Road, Shanghai China 200001.

(6)
Excludes 482,778 shares owned by Sino Mart Management Ltd., as to which shares Mr. Tony Tong disclaims beneficial ownership.

(7)
Sino Mart Management Ltd. is owned by Mr. Tong Cho Sam, the father of Mr. Tony Tong. The address of Sino Mart Management Ltd. is Akara Building, 24 De Castro Street, Wickams Cay I, Road Town, Tortola, British Virgin Islands.

(8)
Green Plant, Inc. is owned by relatives of Mr. Richard Hui and Ms. Sally Lee. The address of Green Plant, Inc. is c/o Caribbean Corporate Services Limited, Third Floor, Omar Hodge Building, Wickams Cay I, P.O. Box 362, Road Town, Tortola, British Virgin Islands.

(9)
Excludes 440,535 shares owned by Green Plant, Inc., as to which shares Mr. Richard Hui disclaims beneficial ownership. Mr. Hui is the husband of Ms. Sally Lee who is listed in the table above.

(10)
Ms. Lee is currently a director of the Company. Excludes 440,535 shares owned by Green Plant, Inc., as to which shares Ms. Lee disclaims beneficial ownership. Ms. Lee is the wife of Mr. Richard Hui who is listed in the table above.

(11)
None of the directors, nominees or named executive officers other than Messrs. Tong, Hui or Ms. Lee beneficially owns shares of the Company's Common Stock for purposes of this table.

PROPOSAL NUMBER ONE
ELECTION OF DIRECTORS

    Seven directors are to be elected at the Annual Meeting, to hold office until the next annual meeting of stockholders and until their successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the stockholder indicates to the contrary on the proxy. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

    The following persons have been nominated by the Company's Board of Directors to be elected as directors at the Annual Meeting:

Name	Age	Title
Tony Tong	32	Director, Executive Chairman and Chief Executive Officer
David Bussmann	47	Director
Allan Yap	45	Director
Michael Gaard	47	Director
Chih Cheung	30	Director
Charles Mueller	42	Director, Chief Financial Officer
Sally Lee	30	Director

    Tony Tong, age 32, has served as a Director of the Company and its CEO since July 1999. From February 1997 to October 1999, Mr. Tong served as the Chief Technology Officer and VP of Strategic Development and International Business at Vallon, Inc., an Internet web site development and e-commerce solutions company based in the United States. Prior to joining Vallon, from 1995 to February 1997, Mr. Tong was the Chief Information Officer of DDS, Inc., an SAP enterprise resource planning (ERP) consulting firm. From 1992 to 1995, Mr. Tong served as Project Leader and Consultant at Andersen Consulting, Fingerhut Corporation and Target Corporation. Mr. Tong is the inventor, designer, and patent holder of Patent Number 6,012,066 (granted by the U.S. Patent and Trademark Office), Computerized Work Flow System, an Internet web-based workflow management system for automated web site creation and process management. Mr. Tong is also an Adjunct Professor for Internet and e-commerce courses at the University of Minnesota.

    David Bussmann, age 47, has been the Chief Financial Officer of AsiaCommerce Holding Ltd, an Asian-based technology investment company, since October 1999. From May 1996 to October 1999, Mr. Bussmann was a senior investment professional with Prudential Asia Infrastructure Investors Limited in Hong Kong. Mr. Bussmann has more than two decades of finance and investment experience, and has been involved in arranging and structuring equity and debt financing for a wide variety of industries, projects and companies. His previous experience includes working as an investment banker at Salomon Brothers in Tokyo and Hong Kong and five years with Citicorp in Tokyo and New York, and as an analyst with Bank of America in Tokyo. Mr. Bussmann is also an independent director of China Strategic Holdings Limited (HKSE:235) and China Tire Holdings Limited (NYSE:TIR).

    Allan Yap, age 45, is the Executive Director of ITC Corporation Limited, a Hong Kong listed holding company of Hanny Holdings and Paul Y-ITC Construction, and a Vice-Chairman of Oxford Properties Group Inc. Mr. Yap has over eighteen years of experience in finance, investments and banking. Mr. Yap was appointed Deputy Managing Director of Hanny Holdings Limited in 1997. He is also the President and Chief Executive Officer of Burcon NutraScience Corporation.

    Michael Gaard, age 47, is the Vice President of Business Development for Interelate, a leading application service provider (ASP). Interelate currently is the primary ASP for E.piphany

(NASD:EPNY). Interelate and E.piphany provide customer analytic solutions to some of the world's leading companies including Proctor and Gamble, Nissan, Lucent Technologies, Microsoft, amazon.com, and VISA. Prior to Interelate, Mr. Gaard served as the General Manager of Financial Services Business Unit for Information Advantage, Inc., a NASDAQ listed business intelligence technology company. Mr. Gaard is a nationally known expert in the financial services industry with over twenty years of consulting experience. He specializes in assisting financial institutions in the strategic use of information technology in order to achieve market share growth, improve customer service, optimize operations, enhance decision-making and increase profitability. Prior to joining Information Advantage, Mr. Gaard was Managing Partner of the Regional Banking Group with PricewaterhouseCoopers LLP. In this national position, he was responsible for the strategy and technology consulting practice to the diversified financial institutions and super regional banks. Prior to PricewaterhouseCoopers, Mr. Gaard worked for Andersen Consulting for fifteen years, including services as the Partner of Financial Services.

    Chih Cheung, age 30, is the Chief Executive Officer of HelloAsia, Asia's leading info-structure provider supplying core marketing, communication and wireless solutions to corporate enterprises. HelloAsia provides its customers with turn-key solutions including loyalty, direct marketing and promotion solutions; corporate messaging and wireless solutions over multiple devices including WAP-enabled, mobile phones and PDAs. Prior to this position, Mr. Cheung served as the Chief Executive Officer for Crimson Solutions (now merged with Ivy Productions to become experience.com), an Internet company providing a recruiting platform to colleges and universities. Previously, Mr. Cheung served as an Internet strategist for ChinaTrust Commercial Bank. Mr. Cheung also led a study of the Chinese marketplace for Bank of America. Moreover, Mr. Cheung spent several years with Goldman Sachs in both Hong Kong and New York. Before Goldman Sachs, he worked for Asia Pacific Capital, a private equity firm based in Asia.

    Charles Mueller, age 42, has served the Company since November 1999. In May 2000, Mr. Mueller was named Chief Financial Officer of the Company. From May 1996 until joining the Company, Mr. Mueller served as the General Manager of the North American Consulting Group for Information Advantage, a business intelligence technology company. From January 1981 to May 1996, Mr. Mueller held progressive executive, managerial and consulting/business advisory staff positions with Price Waterhouse (July 1994 to May 1996) and Arthur Andersen/Andersen Consulting (August 1981 to July 1994). Mr. Mueller is a CPA in the United States.

    Sally Lee, age 30, has been the Chief Operating Officer of the Asian operations of the Company since July 1999. From May 2000 until April 2001, Ms. Lee was the Secretary of the Company. In April 2001, Ms. Lee commenced a transition from the Company to pursue other interests. From 1995 until joining the Company, Ms. Lee was the General Manager and Co-founder of Talent Information Management (HK) Ltd., an internet consulting company.

    We will vote the proxies "FOR" the election of all of the above-named nominees unless you indicate that the proxy shall not be voted for all or any one of the nominees. Nominees receiving the highest number of affirmative votes cast, up to the number of directors to be elected, will be elected as directors. If for any reason any nominee should, prior to the Annual Meeting, become unavailable for election as a director, the proxies will be voted for such substitute nominee, if any, as may be recommended by management. In no event, however, shall the proxies be voted for a greater number of persons than the number of nominees named.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF
THE SEVEN DIRECTORS NOMINATED FOR DIRECTOR HEREIN.

COMPLIANCE WITH SECTION 16(a) OF EXCHANGE ACT

    Based on the Company's review of copies of forms filed with the Securities and Exchange Commission (the "SEC") or written representations from certain reporting persons, the Company believes that during fiscal year 2000, all officers, directors, and greater than ten-percent beneficial owners complied with the applicable filing requirements of Section 16(a) of the Securities Exchange Act of 1934.

BOARD AND COMMITTEE MEETINGS

    The Board of Directors held seven meetings during 2000 and took action by unanimous written consent 2 times during 2000. No director attended less than 75% of the meetings of the Board and any committee of which the director was a member.

    The Board of Directors has designated two standing committees, the Audit Committee and the Compensation Committee.

    The Audit Committee's charter, a copy of which is attached as Exhibit A, states that the responsibilities of the Audit Committee shall include: nominating the Company's independent auditors and reviewing any matters that might impact the auditors' independence from the Company; reviewing plans for audits and related services; reviewing audit results and financial statements; reviewing with management the adequacy of the Company's system of internal accounting controls, including obtaining from independent auditors management letters or summaries on such internal accounting controls; determining the necessity and overseeing the effectiveness of the internal audit function; reviewing compliance with the U.S. Foreign Corrupt Practices Act and the Company's internal policy prohibiting insider trading in its Common Stock; reviewing compliance with the SEC requirements for financial reporting and disclosure of auditors' services and audit committee members and activities; reviewing related-party transactions for potential conflicts of interest; and reviewing with corporate management and internal and independent auditors the policies and procedures with respect to corporate officers' expense accounts and perquisites, including their use of corporate assets. Our audit committee currently consists of Messrs. Gaard, Bussmann and Cheung. The Audit Committee met four times during 2000.

    The Compensation Committee's charter states that it is the responsibility of the Compensation Committee to make recommendations to the Board of Directors with respect to all forms of compensation paid to our executive officers and to such other officers as directed by the Board and any other compensation matters as from time to time directed by the Board. Our stock option plan, however, is currently administered by the full Board of Directors. Our Compensation Committee currently consists of Messrs. Gaard and Bussmann. The Compensation Committee met two times during 2000.

MANAGEMENT

Executive Officers and Key Employees of the Company

    Set forth below are the names of the executive officers and key employees of the Company as of April 26, 2001.

Name	Age	Title
Tony I. Tong	32	Executive Chairman and Chief Executive Officer
Richard Hui	31	President and Chief Technology Officer
Charles W. Mueller	42	Chief Financial Officer
Dexter Fong	42	Director of Finance, Financial Controller and Secretary

    Executive officers of the Company are appointed at the discretion of the Board of Directors with no fixed term. There are no family relationships between or among any of the executive officers or directors of the Company other than the relationship between Mr. Richard Hui and Ms. Sally Lee.

    Biographies of the executive officers and key employees listed are provided below except for those who are also directors or nominees in which case their biographies are provided above under Election of Directors.

    Wan Sang Hui (Richard), age 31, has been the executive in charge of Asian operations of the Company since inception in July 1999. In April 2001, Mr. Hui was named President and Chief Technology Officer of the Company. From 1992 to July, 1999, Mr. Hui was the Chief Executive Officer of Talent Information Management HK Limited, an internet consulting firm based in Hong Kong. Mr. Hui is a Director of Hong Kong listed Fortune Tele.com since October 1999. Mr. Hui also serves as the Chief Technology Officer of the Hong Kong based IT School Internet project established in 1998. Mr. Hui is the husband of Ms. Sally Lee, who is Secretary of the Company.

    Heung Sang Fong (Dexter), age 42, has been the Director of Finance, Financial Controller and Secretary of the Company since April 2001. From June 2000 to April 2001, Mr. Fong was the Group Financial Controller of ECVision International Inc., a privately held technology company with operations in North America, Hong Kong, Greater China and Asia Pacific region. From December 1998 to May 2000, Mr. Fong was Group Financial Controller of Oregon Scientific, a wholly owned subsidiary of a Hong Kong listed company. From September 1993 to May 1998, Mr. Fong was the Vice President Finance for MP World, Inc., a fiber optic equipment design and manufacturing company headquartered in the United States. From September 1990 to June 1992, Mr. Fong was the Vice President of Operations with IAHE, a Hong Kong based Distance Learning company. Mr. Fong is a CPA in the United States.

EXECUTIVE COMPENSATION

Summary Compensation Table

    The following table sets forth all cash compensation paid or to be paid by the Company, as well as certain other compensation paid or accrued, during each of the Company's last three fiscal years to each person who served as Chief Executive Officer during fiscal year 2000 and the only other executive officers who earned more than $100,000 in salary and bonuses in fiscal year 2000.

										Long Term Compensation
										Awards		Payouts
		Annual Compensation
	Fiscal Year									Restricted Stock Award($)	Stock Options		All Other Comp.($)
Name/Principal Position		Salary($)			Bonus($)		Other($)					LTIP($)
Tony I. Tong, CEO(5)	2000		$41,666			$20,000		$12,650	(1)	—	—	—	$425	(1)
Charles W. Mueller, CFO(5)	2000		$51,981			$20,000		—		—	—	—	$1,500	(2)
Sally Lee, Secretary(5)	2000		$33,333			$20,000		—		—	—	—	$425	(3)
Richard Hui, President(5)	2000		$41,666			$20,000		—		—	—	—	$425	(4)
Carl Ka Wing Tong, President and CEO(6)	2000 1999 1998	$ $ $	152,000 227,000 177,000	(7) (7) (8)		— — —		— — —		— — —	— 37,500 —	— — —	— — —
Leo Sheck Pui Kwok, COO(6)	2000 1999 1998	$ $ $	57,000 113,000 77,000		$	— — 27,000	$ $ $	60,000 82,000 84,000	(9) (9) (9)	— — —	— 27,500 —	— — —	— — —
John Rempel, CFO and Assistant Secretary(6)	2000 1999 1998	$ $ $	105,000 136,000 8,000	(10)		— — —		— — —		— — —	— 7,500 —	— — —	— — —
Shing Kam Ming, SVP, Controller and Secretary(6)	2000 1999 1998	$ $ $	77,000 115,000 96,000			— — —		— — —		— — —	— 7,500 —	— — —	— — —

(1)
Mr. Tony Tong received a housing/auto rental allowance of $2,530/month. In addition, the Company paid the premiums for life and health insurance for Mr. Tong in the amount of $335 per annum and $687 per annum, respectively.

(2)
The Company paid $300/month in premiums for health insurance coverage under a non-discriminatory group plan.

(3)
Ms. Lee received life and health insurance—$335 per annum and $687 per annum respectively.

(4)
Mr. Hui received life and health insurance—$335 per annum and $687 per annum respectively.

(5)
Denotes executives and key employees of the Company subsequent to the reverse merger transaction entered into by the Company on July 27, 2000. Compensation amounts for the 2000 fiscal year are for the period subsequent to the reverse merger transaction of the Company (July 28, 2000 through December 31, 2000).

(6)
Denotes executives and key employees of the Company prior to the reverse merger transaction entered into by the Company on July 27, 2000. Compensation amounts for the 2000 fiscal year are for the period from January 1, 2000 through October 2, 2000; the date of the disposition of the Creative Master business and the termination of employment for these individuals.

(7)
Represents fees paid to Carl Tong & Associate Management Consultancy Limited. See "Certain Relationships and Related Transactions—Tong Consulting Arrangement." The Company's contractual obligations under this arrangement were assumed by the new owners of the Creative Master business upon the disposition of the Creative Master business on October 2, 2000.

(8)
Represents $116,000 in compensation paid to Acma Strategic Holdings Limited for consulting services and $61,000 in fees paid to Carl Tong & Associate Management Consultancy Limited. See "Certain Relationships and Related Transactions—Tong Consulting Arrangement."

(9)
Represents a residence allowance under employment agreement. The Company's contractual obligations under this arrangement were assumed by the new owners of the Creative Master business upon the disposition of the Creative Master business on October 2, 2000.

(10)
Mr. Rempel joined the Company in November 1998.

Option Grants During 2000 Fiscal Year

    The Company did not grant any options to purchase its stock during the 2000 fiscal year.

Option Exercises During 2000 Fiscal Year and Fiscal Year-End Option Values

    No options to purchase the Company's stock were exercised during the 2000 fiscal year.

Compensation of Directors

    Directors' Fees.  All of the Company's directors are reimbursed for out-of-pocket expenses relating to attendance at meetings. Each director who is not an employee of the Company (a "Non-Employee Director") is paid US$1,000 for each board meeting that such director attends in person or by conference call. Each Non-Employee Director is also be entitled to US$500 for each board committee meeting that such director attends in person, by conference call, or by committee action by written consent. The maximum amount of meeting fees is limited to US$10,000 for each Non-Employee Director per calendar year.

    Annual Retainer Fee.  Each Non-Employee Director is paid an annual retainer fee of US$12,000 in the form of unregistered Common Stock of the Company. Such retainer fee is paid semi-annually in arrears. The number of shares of Common Stock issued is based on the average closing market price over the ten trading days prior to the end of the six month period that the retainer fee is due.

    Stock Option Grants to Non-Employee Directors.  The Company's 1998 Stock Option Plan (the "1998 Plan") provides for the automatic option grant of stock options to Non-Employee Director. The Company grants each Non-Employee Director a nonqualified option to purchase 15,000 shares of the Common Stock at an option price per share equal to the closing price of the Company's common stock on the date of grant. Such options are exercisable immediately with respect to all the shares. All options granted pursuant to these provisions shall expire on the earlier of (i) the date that the optionee ceases to be a director or (ii) five years from date of grant.

    If a Non-Employee Director is re-elected as a director, the Company grants such director a nonqualified option to purchase 5,000 shares of the Common Stock at an option price per share equal to the closing market price on the date of such grant. Such option is exercisable immediately with respect to all the shares and expires on the earlier of (i) the date that the optionee ceases to be a director or (ii) six years from the date of the grant of the option.

Employment Contracts

    As of December 31, 2000, there were no employment agreements for any employee of the Company. The Board of Directors intends to enter into employment agreements with key members of executive management during 2001, including Messrs. Tony Tong, Richard Hui, Charles Mueller, and Dexter Fong.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    The following Report of the Board of Directors on Executive Compensation describes the compensation policies and rationale applicable to our executive officers with respect to the compensation paid to such executive officers for the year ended December 31, 2000.

    The Compensation Committee recommends and reviews the compensation paid to our executive officers; our stock option plan, however, is currently administered by the full Board of Directors. The Compensation Committee currently consists of Messrs. Gaard and Bussmann. Subject to existing contractual obligations, the base salaries of our executives are fixed based on job responsibilities and a limited review of compensation practices for comparable positions at corporations which compete with the Company in its business or are of comparable size and scope of operations in Hong Kong. Bonuses for our executives are not determined through the use of specific criteria. Rather, the Compensation Committee bases bonuses on the Company's overall performance, profitability, working capital management and other qualitative and quantitative measurements. In determining the amount of bonuses, if any, to be awarded, the Compensation Committee considers our net sales growth and profitability for the applicable period and each executive's contribution to our success. The Compensation Committee's decisions are based primarily on informal judgments believed to be fair and reasonable and in the best interests of the Company and our stockholders.

    The Board believes that equity ownership by executive officers provides incentive to build stockholder value and aligns the interests of executive officers with the interests of stockholders. There were no stock options granted to the Company's employees or executives during 2000.

    Under the Company's 1998 Plan, a total of 1,666,667 shares of Common Stock were available for the granting of stock options as of December 31, 2000, and it was the Board's intent to review job responsibilities, individual performance, current option position and other criteria and, where applicable, grant additional options in 2001 and 2002.

    The Board considers awarding stock option grants on a periodic basis. The Board believes that these additional grants provide an incentive for executive officers and other key employees to remain with the Company. Under our current stock option plan, options are granted at the market price of the Common Stock on the date of grant and, consequently, will have value only if the price of the Common Stock increases over the exercise price. In determining the size of the periodic grants, the Board of Directors will consider various factors, including the amount of any prior option grants, the executive's or employee's performance during the current fiscal year and his or her expected contributions during the succeeding fiscal year.

The Compensation Committee
David Bussmann
Michael Gaard

REPORT OF THE AUDIT COMMITTEE

    The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Board of Directors, in its business judgment, has determined that all members of the committee are "independent" as required by applicable listing standards of the Nasdaq national market. The Committee operates pursuant to a Charter that was approved by the Board (a copy of which is attached to this Proxy Statement as Exhibit A). As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

    In the performance of this oversight function, the Committee has considered and discussed the audited financial statements with management and the independent auditors. The Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committee, as currently in effect. Finally, the Committee has received written disclosures and the letter from the independent auditors required by Independence Standard Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, has considered whether the provision of non-audit services by the independent auditors to the Company is compatible with maintaining the auditor's independence and has discussed with the auditors the auditors' independence.

    The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's consideration and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent".

    Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000, as filed with the Securities and Exchange Commission.

The Audit Committee
Michael Gaard
David Bussmann
Chih Cheung

RELATED TRANSACTIONS

China Strategic Holdings Limited ("CSH")

    CSH through its wholly owned subsidiary, B2B Limited, currently owns approximately 30% of the Company's outstanding common stock. For the year ended December 31, 2000, the Company provided CSH with $130,000 of web-site design and development services. For the year ended December 31, 2000, CSH provided the Company with $139,000 of management services including corporate treasury and merger advisory services.

APP China Group Limited ("APP")

    APP currently owns approximately 8% of the Company's outstanding common stock. For the year ended December 31, 2000, the Company provided APP with $155,000 of web-site design and development services.

Carl Tong & Associate Management Consultancy Limited Agreement

    In 1998, the Company entered into an agreement with Carl Tong & Associate Management Consultancy Limited ("Associate Management") for executive management services provided to the Company. Associate Management is a company beneficially-owned by Mr. Carl Tong. Under this agreement, Carl Tong provided agreed upon services including acting as the Company's President, Chief Executive Officer and Chairman of the Board. During 1998, 1999 and 2000, we paid $177,000, $227,000 and $152,000, respectively, to Associate Management. Subsequent to the disposition of the Creative Master business on October 2, 2000, the Company's contractual obligations under this arrangement were assumed by the new owners of the Creative Master business. This is reflected as compensation to Mr. Carl Tong in the summary compensation table under "Executive Compensation."

TFS Consulting Agreement

    In 1996, the Company entered into a one-year, annually renewable consulting agreement with TFS Limited. Steve Gordon, a director of the Company through July 27, 2000, is the principal owner of and performs the functions of chief executive officer for TFS Limited. During 1998, 1999 and 2000, the Company paid $179,000, $172,000 and $126,000, respectively, to TFS Limited. The Company's contractual obligations under this arrangement were assumed by the new owners of the Creative Master business upon the disposition of the Creative Master business on October 2, 2000.

Loans to Subsidiary

    Messrs. Leo Kwok and Carl Tong provided unsecured, noninterest bearing term loans to a subsidiary of the Company during the period from January 1, 2000 through October 2, 2000. The Company's obligations under these loan agreements were assumed by the new owners of the Creative Master business upon the disposition of the Creative Master business on October 2, 2000.

Guarantees of Company Debt

    During the period from January 1, 2000 through October 2, 2000, the Company had credit facilities with Hang Seng Bank, Banque Nationale de Paris, and Commonwealth Finance Corporation that were personally guaranteed by Messrs. Leo Kwok and Carl Tong. The facilities were also secured by a mortgage on certain real property owned by Mr. Carl Tong. Additionally, Acma Strategic, a shareholder of the Company, guaranteed certain of the Company's debt. The Company's obligations under these loan agreements and the related guarantees of the Company's credit facilities and debt were assumed by the new owners of the Creative Master business upon the disposition of the Creative Master business on October 2, 2000.

PROPOSAL NUMBER TWO
RATIFICATION OF INDEPENDENT AUDITORS

Identification of Independent Auditors

    The Board of Directors has adopted a resolution appointing Arthur Andersen & Co. as our independent public accountants for the fiscal year ending December 31, 2001. Arthur Andersen & Co. currently serves as the independent public accountants for the Company. Stockholder ratification of the selection of Arthur Andersen & Co. as our independent public accountants is not required by our bylaws or otherwise. Nevertheless, the Board is submitting the selection of Arthur Andersen & Co. to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change could be in the best interests of the Company and its stockholders. We do not expect any representatives of Arthur Andersen & Co. to be present at the Annual Meeting.

Audit Fees

    The aggregate fees billed by Arthur Andersen & Co. for audit services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and the review of the financial statements included in the Company's Forms 10-Q for the three-month period ended March 31, 2000, the six-month period ended June 30, 2000 and the nine-month period ended September 30, 2000, were $88,000.

All Other Fees

    In addition to the fees billed by Arthur Andersen & Co. for audit services, Arthur Andersen & Co. provided tax services for the Company. The aggregate fees for tax services related to the fiscal year ended December 31, 2000 were $40,000.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF
ARTHUR ANDERSEN & CO. AS OUR INDEPENDENT PUBLIC ACCOUNTANTS.

VOTING TABULATION

    Vote Required.  Under Delaware General Corporation Law, Proposal 1 (the election of the Company's directors) requires a plurality of the votes represented in person or by proxy at the meeting. The Company's transfer agent, American Stock Transfer & Trust, will tabulate votes cast by proxy or in person at the meeting.

    Effect of an Abstention and Broker Non-Votes.  A stockholder who abstains from voting on any or all proposals will be included in the number of stockholders present at the meeting for the purpose of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of the nominees or other proposals. Under the rules of the National Association of Securities Dealers, brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients' proxies in their own discretion.

2002 STOCKHOLDER PROPOSALS

    Proposals of stockholders intended to be presented at the Annual Meeting in 2002 must be submitted to the Company in appropriate written form on or before January 2, 2002 to be included in the Company's proxy statement and related proxy for the 2002 meeting. Notice of stockholder proposals received after March 18, 2002 shall be considered untimely.

OTHER BUSINESS

    Management is not aware of any matters to be presented for action at the Annual Meeting, except matters discussed in the Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.

WHERE YOU CAN FIND MORE INFORMATION

    We file annual, quarterly and special reports, proxy statements and other information with the SEC. Stockholders may read and copy any reports, statements or other information that we file at the SEC's public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at http://www.sec.gov.

    STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED APRIL 26, 2001. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.

                      By Order of the Board of Directors

                      /s/ Heung Sang Fong

                      Heung Sang Fong
                      Secretary

April 26, 2001

EXHIBIT A

PACIFICNET.COM, INC.

AUDIT COMMITTEE CHARTER

I.	Introduction

The Audit Committee (the "Committee") shall review and report to the Board on the quality and performance of the Corporation's internal and external accountants and auditors, the quality and integrity of the financial reports of the Corporation, and the adequacy of its financial controls and policies. In so doing, the Committee shall have free and open access to and communications with the directors, the outside auditors, any internal auditors, and the financial and operating management of the Corporation.

The Committee and the Board are in place to represent the Corporation's shareholders; accordingly the outside auditors are ultimately accountable to the Board of Directors and the Committee. The Committee and the Board of Directors have the ultimate responsibility and authority to select, evaluate and, where appropriate, cause the outside auditors to be replaced.
The Committee shall review this Charter at least annually and submit the Charter for approval to the Board of Directors as changes are made.
II.	Composition and Term of Office

The Committee shall be appointed annually by the Board upon the recommendation of the Committee on Director Affairs and shall be composed of at least three directors, each of whom are independent of management of the Corporation. Members of the Committee will be considered independent if they are free of any relationship that would interfere with their exercise of independent judgment from management and the Corporation. All Committee members will be financially literate (or must become financially literate within a reasonable period of time after his or her appointment to the Committee) and at least one member will have accounting or related financial management expertise. The Chairman of the Committee shall be designated by the Board upon the recommendation of the Committee on Director Affairs in consultation with the Chairman of the Board and the Chief Executive Officer.

III.	Responsibilities

The Committee's job is one of oversight and it recognizes that the Corporation's management is responsible for preparing the Corporation's financial statements and that the outside auditors are responsible for auditing those financial statements. The Committee further recognizes that the financial management and the outside auditors have more time, knowledge, and more detailed information on the Corporation than do the Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Corporation's financial statements or any professional certification as to the outside auditor's work.

The following shall be the common recurring activities of the Committee in carrying out its oversight function. These are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate.
A.
Recommend to the Board the outside auditors to be selected to audit the books of the Corporation, its divisions and subsidiaries, review the compensation of the outside auditors and, whenever appropriate, recommend the discharge of the outside auditors.

B.
Confirm and ensure the independence of the outside auditor, including a review of any management consulting services provided by the outside auditor and related fees. The Committee will ensure that the outside auditor submits on a periodic basis to the Committee a formal written statement delineating all relationships between the outside auditor and the Corporation. The Committee will actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may affect the objectivity and independence of the outside auditor and recommend to the Board of Directors any actions appropriate to satisfy the Board as to the outside auditor's independence.
C.
Meet with the outside auditors and the Corporation's financial management at a time when the annual audit plan is being developed, to review its scope for the current year and the audit procedures to be utilized.
D.
Prior to release of quarterly financial information to the public, the Committee will meet with Senior Management of the Corporation and the outside auditors to review and comment on the press release draft, confirm that the outside auditors have performed a timely review of the quarterly financial statements and such other matters as may be required by SAS No. 71 (as amended in December 1999 by SAS No. 90), and discuss with the outside auditors any matters which need to be communicated pursuant to SAS Nos. 61 and 71. Prior to the filing of the Corporation's Form 10-Q with the SEC, the Chief Financial Officer will furnish a final draft copy of this quarterly report to each Audit Committee member and obtain their comments and any suggestions for changes to the draft.
E.	After year end—
1.
Prior to the release of the Annual Report on Form 10-K, the Committee shall review the financial statements including the footnotes to be contained in such report with the outside auditors and management to determine that the outside auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed. The Committee will inquire as to the judgment of the outside auditors about the quality, not just the acceptability, of accounting principles utilized by the Corporation, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.
2.
The outside auditors will meet with the Committee without representatives of management present. Among items to be discussed are the outside auditor's candid evaluation of the Corporation's financial and accounting personnel, degree of cooperation received, any restrictions placed on their work, and their findings and recommendations.
	3.	Review at least annually the programs that the Corporation has instituted to correct any internal control deficiencies noted by the outside auditors in their annual audit or quarterly reviews.
4.
Review annually with the Chief Financial Officer, the Controller and the outside auditors, the adequacy and effectiveness of the accounting and financial controls, including the Corporation's system to monitor and manage business risk, and legal and ethical compliance programs. The Chief Financial Officer and Controller should address the system and procedures for communicating internal control standards to the organization and any significant breaches of internal controls that have come to management's attention.

F.
Review with corporate management and the outside auditor the policies and procedures with respect to review of senior officers' expense accounts and perquisites, including their use of corporate assets.
	G.	Review the Corporation's procedures to monitor compliance with the Corporation's policy prohibiting insider trading, and inquire as to any violations of the policy.
H.
Cause a special investigation to be made into any matter brought to the Committee's attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment and after consultation with the Chairman of the Board and with the Chief Executive Officer, that is appropriate.
I.
Report at each regular meeting of the Board on the activities of the Audit Committee. The Chairman of the Audit Committee will take responsibility for submitting copies of minutes of all Audit Committee meetings to the full Board.
J.
Beginning after December 15, 2000, prepare a report to be included in the proxy statement stating whether the Committee has reviewed and discussed the audited financial statements with management, discussed with the auditors the matters required by SAS No. 61, received and discussed with the auditors the independence matters required by Independent Standards Board Statement No. 1, and whether the Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K.
IV.	Frequency of Meetings
The Audit Committee shall meet as frequently and at such times as necessary to carry out its responsibilities; however, the Committee shall meet at least four times per year.

It shall be the responsibility of the Committee Chairman to schedule all meetings of the Audit Committee and to see that an appropriate agenda is developed and circulated to Committee members in advance of each meeting.

Minutes of each Committee meeting shall be kept by a Secretary to be designated in advance by the Chairman of the Committee. Such minutes will be signed by the Chairman and Secretary and furnished to the full Board with the agenda of the next Board meeting.
The Corporation's Chief Financial Officer shall function as the management liaison officer to the Audit Committee.

PACIFICNET.COM, INC.

PROXY
for Annual Meeting to be held June 15, 2001

The undersigned hereby appoints Tony I. Tong and Charles W. Mueller, and each of them, with full power of substitution, his or her Proxies to represent and vote, as designated below, all shares of voting stock of PacificNet.com, Inc. registered in the name of the undersigned at the 2001 Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. (Hong Kong Time) at Company's Asian headquarters located at 15th Floor, 3 Lockhart Road, Wanchai, Hong Kong, on Friday, June 15, 2001, and at any adjournment thereof. The undersigned hereby revokes all proxies previously granted with respect to such Annual Meeting.

The Board of Directors recommends that you vote 'FOR' each proposal.

1.	Elect Directors. Nominees:	1-Tony I. Tong	2-David Bussmann	3-Allan Yap	4-Michael Gaard
		5-Chih Cheung	6-Charles W. Mueller	7-Sally Lee
You may vote for up to seven nominees. You may vote "for" or you may withhold your vote from any of those persons nominated and vote "for" a person nominated by others or write in of your own nominee.
/ /	FOR all nominees listed above (except those whose names or numbers have been written on the following line)

/ /	WITHHOLD AUTHORITY to vote for all nominees listed above.
/ /	FOR the written nominee(s) whose name(s) have been written on the following line.

2.	Proposal to ratify Arthur Andersen & Co. as the independent auditors of the Company for fiscal year 2001.
/ /	FOR	/ /	AGAINST	/ /	ABSTAIN
3.	Other Matters. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Date:	, 2001

PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where proper, official position or representative capacity. For stock held in joint tenancy, each joint owner should sign.

QuickLinks

INTRODUCTION
GENERAL INFORMATION ABOUT VOTING
OUTSTANDING SHARES AND VOTING RIGHTS
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
PROPOSAL NUMBER ONE ELECTION OF DIRECTORS
COMPLIANCE WITH SECTION 16(a) OF EXCHANGE ACT
BOARD AND COMMITTEE MEETINGS
MANAGEMENT
EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
RELATED TRANSACTIONS
PROPOSAL NUMBER TWO RATIFICATION OF INDEPENDENT AUDITORS
VOTING TABULATION
2002 STOCKHOLDER PROPOSALS
OTHER BUSINESS
WHERE YOU CAN FIND MORE INFORMATION
EXHIBIT A PACIFICNET.COM, INC. AUDIT COMMITTEE CHARTER